UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4675 MacArthur Court, Suite 800
Newport Beach, CA		92660
(Address of Principal Executive Offices)		Zip Code

(949) 437-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CLNE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2019, Clean Energy Fuels Corp. (the “Company”) held its Annual Meeting of stockholders (the “Annual Meeting”). Of the 204,650,402 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, 193,509,637 shares were present at the Annual Meeting either in person or by proxy, constituting a quorum of 94.55%. The Company’s stockholders considered and voted on three proposals at the Annual Meeting, and cast their votes on each such proposal as set forth below.

Proposal 1: The holders of the Company’s common stock elected ten director nominees, each to serve as a director of the Company for a one-year term until the Company’s next annual meeting of stockholders and until a successor is duly elected and qualified or until his earlier resignation or removal. The results of the voting on Proposal 1 were as follows:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Andrew J. Littlefair	123,812,046	3,467,132	66,230,459
Stephen A. Scully	124,311,274	2,967,904	66,230,459
John S. Herrington	109,818,980	17,460,198	66,230,459
James C. Miller III	123,766,736	3,512,442	66,230,459
James E. O’Connor	114,547,655	12,731,523	66,230,459
Philippe Montantême	124,131,458	3,147,720	66,230,459
Momar Nguer	124,130,234	3,148,944	66,230,459
Kenneth M. Socha	114,266,441	13,012,737	66,230,459
Vincent C. Taormina	114,263,586	13,015,592	66,230,459
Warren I. Mitchell	123,406,334	3,872,844	66,230,459

Proposal 2: The holders of the Company’s common stock ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the voting on Proposal 2 were as follows:

Votes For:	187,639,272
Votes Against:	4,186,774
Votes Abstained:	1,683,591
Broker Non-Votes:	—

Proposal 3: The holders of the Company’s common stock approved, on an advisory, non-binding basis, the Company’s executive compensation. The results of the voting on Proposal 3 were as follows:

Votes For:	122,073,583
Votes Against:	4,132,727
Votes Abstained:	1,072,868
Broker Non-Votes:	66,230,459

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN ENERGY FUELS CORP.

Date: May 17, 2019	By:	/s/ Andrew J. Littlefair
Name: Andrew J. Littlefair
Title: President and Chief Executive Officer

3